EQUITY FUNDS
                               SEMI-ANNUAL REPORT

                         IAI CAPITAL APPRECIATION FUND,
                            IAI EMERGING GROWTH FUND,
                     IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1998
                                   (UNAUDITED)



                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

              President's Letter............................. 2

              Fund Managers' Reviews

                  IAI CAPITAL APPRECIATION FUND.............. 4

                  IAI EMERGING GROWTH FUND................... 6

                  IAI GROWTH FUND............................ 8

                  IAI MIDCAP GROWTH FUND.................... 10

              Fund Portfolios

                  IAI CAPITAL APPRECIATION FUND............. 12

                  IAI EMERGING GROWTH FUND.................. 14

                  IAI GROWTH FUND........................... 17

                  IAI MIDCAP GROWTH FUND.................... 19

              Notes to Fund Portfolios...................... 21

              Statements of Assets and Liabilities.......... 26

              Statements of Operations...................... 28

              Statements of Changes in Net Assets........... 30

              Financial Highlights

                  IAI CAPITAL APPRECIATION FUND............. 32

                  IAI EMERGING GROWTH FUND.................. 33

                  IAI GROWTH FUND........................... 34

                  IAI MIDCAP GROWTH FUND.................... 35

              Notes to Financial Statements................. 36

              IAI Mutual Fund Family........................ 41

              Adviser, Custodian, Legal Counsel,
              Independent Auditors,
              Directors...................... Inside Back Cover

                               PRESIDENT'S LETTER
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


WHAT'S RIGHT WITH THIS MARKET ECONOMIC OUTLOOK

[PHOTO]
ROY C. GILLSON
PRESIDENT

The stock market has been on a roller coaster of late, and that naturally makes people uneasy. But if you're a long-term investor, then I would argue that there are a lot more good things influencing the market than bad things.

True, U.S. corporate earnings are flattening out, and that's putting a damper on the stock market. When you buy a stock, you're buying a future stream of dividends as well as a stronger company because most of the profits are being reinvested. After double-digit growth during much of the 1990s, profits in 1998 are growing in the low single digits. A major reason why profits are sluggish is the economic and currency turmoil in Asia, which hurts U.S. companies doing business there.

Another reason for sluggish profit growth is the great job that Corporate America has done to become more efficient. After years of cost-cutting, there isn't much cutting left to do. To enhance profits, companies must either boost prices or sell more products and services. But with inflation at virtually zero, it's tough to raise prices. So, profit growth must come through increased unit volume.

And that's where the good news is likely to begin. Even with the dampening effects of Asia, the U.S. economy is still basically healthy, making it possible for U.S. corporations to sell more products and services here at home. True, we're losing business in Asia, because the dollar is so strong compared to their currencies. But what we're losing in Asia, we're gaining in Europe, as that region of the world begins to enjoy U.S.-style prosperity. Europe will look even stronger once the Euro, the Continent's single currency, begins to replace 11 currencies on January 1, 1999.

Asia has helped keep inflation worries away, and that has kept interest rates low. Recently, the 30-year Treasury bond yield reached its lowest level ever, as global investors buy our securities for the greatest safety and liquidity. Partly because of our low inflation environment, worldwide demand for U.S. stocks and bonds continues to be strong.

Even if 1998 turns out to be a mediocre year for stocks, let's not feel too sorry for ourselves. The Dow Jones Industrial Average has more than doubled since 1995 and virtually tripled since the beginning of this decade. Where was the Dow in 1982? 800! Has your house gone up by a factor of ten in fifteen years? Probably not. The point is that markets do not go up in a straight line, and there is bound to be volatility. But if you're an investor for the long term, then you should be able to step back and see the good in this market.

                               PRESIDENT'S LETTER
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Growth in the U.S. economy is likely to slow in the months ahead, but it is hard to become too negative on the outlook for the coming year. Although past performance does not guarantee future success, there is little evidence of a recession on the horizon. A modest slowdown is more likely, with real growth dropping to about 2.5% for 1999. Inflation should continue to drift downward.

In general, the world has built excess capacity. Even in the United States, which is one of the best performing economies, capacity utilization rates are below peak levels and credit is readily available to make further productive investments. Although labor markets are tight and employment costs are rising, inflation is not a near-term threat.

To be sure, the economy is losing some of its forward momentum. The manufacturing sector is clearly showing signs of weakness. This sector is directly exposed to the global glut of commodity goods. With weakness overseas, exports are slowing while imports are rising. Layoff announcements have picked-up, and consumer confidence has dropped sharply in response to stock market volatility. Disposable income is still growing, but at a slower pace. Corporate profits are also being squeezed, which is likely to reduce capital spending plans for next year. These indicators all point to slower growth ahead.

Yet, growing evidence of economic deterioration--if this occurs--will prompt further rate reduction. Having taken the first step to ease in three years, the Fed is now sensitive to overseas conditions and the fluid economic environment. If the economy appears to be stumbling, the Fed has plenty of room to drop rates and will do so with little hesitation. Likewise, renewed turmoil in the markets will also prompt Fed action. Thus our outlook for no recession is driven by our confidence that the Fed can and will act if necessary.

Fed diligence is also a key ingredient for the markets. Subdued inflation and the prospect for further cuts in short rates--if need be--will provide good support for bonds. Stock prices remain trapped in a tug-of-war between feeble earnings and favorable liquidity. The stock market will be pulled up and down until one force overcomes the other and sets the next trend.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

SINCERELY,



/s/ Roy C. Gillson

Roy C. Gillson
President

                              FUND MANAGER'S REVIEW
                          IAI CAPITAL APPRECIATION FUND


IAI CAPITAL APPRECIATION FUND

[PHOTO]
MARTIN J. CALIHAN, CFA
IAI CAPITAL APPRECIATION
FUND MANAGER


[BAR CHART]

TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/98

COMMERCIAL SERVICES           15.6%
ELECTRONIC TECHNOLOGY         12.1%
FINANCIAL                     10.9%
HEALTH TECHNOLOGY             10.4%
PRODUCER MANUFACTURING         7.5%

*PERCENTAGE OF NET ASSETS AS OF 9/30/98


HOW HAS THE FUND PERFORMED?

The IAI Capital Appreciation Fund declined (27.93%) during the six months ended September 30, 1998, slightly trailing its benchmark, the Russell 2500 Growth Index, which was down (26.00%). The S&P 500 Index was down (6.98%).

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

The biggest contributor to performance was Xomed Surgical Products (4.87%)*, the leading manufacturer and distributor of surgical products for use by ear, nose , and throat (ENT) physicians. Xomed's stock has almost tripled since we first purchased it in early 1997, as the company has executed its plan to introduce and exploit a new line of minimally-invasive products. Among the many poor performers was Forcenergy (0.86%)*, an independent exploration and production company suffering from the collapse in oil and natural gas prices.

WERE THERE ANY SIGNIFICANT CHANGES?

As always, we keep the portfolio refreshed by trimming some holdings and adding to others. Concerned about the economic outlook, we trimmed or exited positions in Advanced Lighting Technologies (0.85%)*, Credit Acceptance (0.00%)*, Danka Business Systems (0.19%)*, Microchip Technology (0.00%)*, Minerals Tech nologies (0.58%)*, and Oakwood Homes (0.57%)*. We initiated a position in Apollo Group (3.15%)*, a rapidly-growing, Phoenix-based provider of post-secondary education, and we added to our position in Nielsen Media Research (2.25%)*, the near monopolist in television ratings services in the United States and Canada.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

As we had feared, the "Asian Flu" is proving to be the catalyst for weaker corporate profits in many sectors. And the consensus among investors appears to be that the United States will experience an economic recession in 1999. In light of these factors, investors have moved as a herd out of small-cap stocks. Given our focus on relatively small companies that are generally not well understood, our category of stocks has attracted little interest.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We know that, as some point, the environment will become more favorable for small-cap growth stocks. However, we have long disavowed any ability to predict the broader market's direction. Instead, we continue to execute our discipline, owning well-positioned companies with sustainable competitive advantages in stable, growing markets. Thus, we expect to deliver strong relative performance regardless of the environment.

                             FUND MANAGER'S REVIEW
                         IAI CAPITAL APPRECIATION FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINT GRAPH]
                                CAPITAL          RUSSELL 2500
                           APPRECIATION FUND     GROWTH INDEX     S&P 500 INDEX
--------------------------------------------------------------------------------
02/01/96                       $10,000             $10,000          $10,000
--------------------------------------------------------------------------------
03/31/96                        11,240              10,667           10,196
--------------------------------------------------------------------------------
03/31/97                        13,900              10,554           12,229
--------------------------------------------------------------------------------
03/31/98                        21,195              14,630           18,113
--------------------------------------------------------------------------------
09/30/98                        15,276              10,826           16,849
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/98
                                                                 Since Inception
                                      Six Months*      1 Year        2/01/96
--------------------------------------------------------------------------------
IAI CAPITAL APPRECIATION FUND          (27.93%)       (22.39%)        17.24%
--------------------------------------------------------------------------------
Russell 2500 Growth Index              (26.00%)       (24.34%)         3.03%
--------------------------------------------------------------------------------
S&P 500 Index                           (6.98%)         9.04%         21.50%
--------------------------------------------------------------------------------

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  NOT ANNUALIZED.


TOP TEN HOLDINGS(1)
                                                               % of Net Assets
                                                             -------------------
  Issue                         Sector                       9/30/98   3/31/98
--------------------------------------------------------------------------------
  Artesyn Technologies          Electronic Technology          5.59        --
  Xomed Surgical Products       Health Technology              4.87      4.09
  Valassis Communications       Commercial Services            3.73      2.19
  Zebra Technologies Class A    Producer Manufacturing         3.70      3.65
  American Management Systems   Technology Services            3.47      2.75
  Apollo Group Class A          Consumer Services              3.15        --
  Catalina Marketing            Commercial Services            3.10      2.00
  Black Box                     Electronic Technology          3.00      3.11
  CCC Information Services      Financial                      2.97        --
  CMAC Investment               Financial                      2.87      2.87
--------------------------------------------------------------------------------
  TOTAL                                                       36.45     20.66

(1)  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI CAPITAL APPRECIATION FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND


IAI EMERGING GROWTH FUND

[PHOTO]
CURT D. MCLEOD, CFA
IAI EMERGING GROWTH
FUND MANAGER


[BAR CHART]

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 9/30/98

TECHNOLOGY SERVICES           18.7%
ELECTRONIC TECHNOLOGY         11.0%
HEALTH SERVICES                9.4%
COMMERCIAL SERVICES            9.2%
HEALTH TECHNOLOGY              8.5%

*PERCENTAGE OF NET ASSETS AS OF 9/30/98


HOW HAS THE FUND PERFORMED?

In absolute terms, the IAI Emerging Growth Fund performed poorly in the third quarter, losing (20.19%). However, in relative terms, the IAI Emerging Growth Fund outperformed the Russell 2500 Growth Index which fell (22.21%). The sell off was widespread as every sector within the index posted sharp declines. For the past six months, the Fund also outperformed the index, returning (21.70%) vs. (26.00%). The S&P 500 Index fell (6.98%) for the past six months.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

QLogic Corporation (1.94%)*, a maker of integrated circuits and adapter cards used in computer systems, was up sharply during the period and was the largest positive contributor to performance. Saville Systems (0.94%)*, Concentra Managed Care (0.00%)*, and Advanced Fibre Communications (0.59%)* were the biggest disappointments.

WERE THERE ANY SIGNIFICANT CHANGES?

We took advantage of the downdraft in the marketplace to add several new positions. These include Pacific Sunwear (0.91%)*, Medical Manager Corporation (0.73%)*, Great Plains Software (1.87%)*, Advantage Learning Systems (0.56%)*, International Telecommunications Data Systems (1.08%)*, and Uniphase Corporation (0.82%)*. All of these companies possess outstanding growth prospects and attractive valuations.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

An overwhelming number of negative events (foreign economic turbulence, hedge fund bailout, softer corporate earnings) led to an "aversion to risk" mentality, which set off a wave of selling in the equity markets, especially in the higher risk sector of small cap stocks.

WHAT IS YOUR OUTLOOK FOR THE FUND?

As the domestic economy slows and foreign economic problems persist, we may start to see earnings disappointments from the large multinational corporations. There are several attractive niches in the small cap market exhibiting strong growth and selling at prices that already reflect the negative market sentiment. In fact, relative valuations for small cap stocks have compressed to multi-decade lows. If the large cap stocks start to disappoint, we believe investors may turn their attention to the high growth small cap stocks that are held in the Fund.

                             FUND MANAGER'S REVIEW
                            IAI EMERGING GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINT GRAPH]

                          EMERGING           RUSSELL 2500
                         GROWTH FUND         GROWTH INDEX        S&P 500 INDEX
--------------------------------------------------------------------------------
08/05/91                  $10,000              $10,000              $10,000
--------------------------------------------------------------------------------
03/31/92                   11,923               11,641               10,631
--------------------------------------------------------------------------------
03/31/93                   14,534               12,251               12,255
--------------------------------------------------------------------------------
03/31/94                   16,776               13,505               12,431
--------------------------------------------------------------------------------
03/31/95                   18,489               14,897               14,368
--------------------------------------------------------------------------------
03/31/96                   28,703               19,626               18,987
--------------------------------------------------------------------------------
03/31/97                   22,111               19,418               22,772
--------------------------------------------------------------------------------
03/31/98                   29,492               26,918               33,730
--------------------------------------------------------------------------------
09/30/98                   23,093               19,919               31,377
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/98
                                                                 Since Inception
                              Six Months**   1 Year     5 Years     8/05/91
--------------------------------------------------------------------------------
  IAI EMERGING GROWTH FUND      (21.70%)    (18.82%)      6.34%     12.40%
-------------------------------------------------------------------------------
  Russell 2500 Growth Index     (26.00%)    (24.34%)      7.99%     10.09%*
-------------------------------------------------------------------------------
  S&P 500 Index                  (6.98%)      9.04%      19.91%     17.27%*
--------------------------------------------------------------------------------

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/91
** NOT ANNUALIZED.


TOP TEN HOLDINGS(1)
                                                              % of Net Assets
                                                             ------------------
  Issue                            Sector                    9/30/98    3/31/98
-------------------------------------------------------------------------------
  Tut Systems (2)                  Electronic Technology      6.66       2.94
  Myelos Neurosciences(2)          BioTechnology              3.40       0.93
  Wind River Systems               Technology Services        2.35       1.85
  Medicis Pharmaceutical Class A   Health Technology          2.30       1.74
  HNC Software                     Technology Services        2.23       0.65
  Watson Pharmaceuticals           Health Technology          2.15       1.92
  Express Scripts Class A          Retail Trade               2.10       1.85
  Intellon(2)                      Electronic Technology      2.03       0.89
  CSG Systems International        Technology Services        1.96       2.24
  QLogic                           Electronic Technology      1.94       0.96
-------------------------------------------------------------------------------
  TOTAL                                                      27.12      15.97

(1) EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS
(2) DENOTES RESTRICTED SECURITY WHICH IS INCLUDED IN "OTHER SECURITIES" IN THE FUND PORTFOLIO


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI EMERGING GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND


IAI GROWTH FUND

[PHOTO]
MARK HOONSBEEN, CFA
IAI GROWTH FUND
CO-MANAGER

[PHOTO]
DAVID A. MCDONALD
IAI GROWTH FUND
CO-MANAGER


[BAR CHART]

TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/98

HEALTH TECHNOLOGY             14.6%
FINANCIAL                     13.5%
ELECTRONIC TECHNOLOGY          9.2%
CONSUMER NON-DURABLES          9.1%
COMMERCIAL SERVICES            8.5%

* PERCENTAGE OF NET ASSETS AS OF 9/30/98


HOW HAS THE FUND PERFORMED?

In the worst quarter for domestic stocks since 1990, the IAI Growth Fund lost (13.74%). The average diversified domestic stock mutual fund declined (15.0%) and the S&P 500 Index fell (9.95%). Over the past six months, the Fund declined (12.24%) while the S&P lost (6.98%).

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Lexmark International (2.08%)* was a strong positive contributor to performance. Lexmark continues to deliver better than expected earnings results as the company's printers gain market share. Cendant Corporation (2.99%)*, which continues to be plagued by problems related to the former businesses of CUC International (0.00%)*, and United Healthcare (1.23%)*, which announced disappointing earnings, were the major disappointments.

WERE THERE ANY SIGNIFICANT CHANGES?

Given the volatility in the market, transaction activity was higher than normal as we took advantage of several buying opportunities. We initiated positions in two pharmaceutical companies, American Home Products (2.05%)* and Warner-Lambert (0.84%)*, due to positive business fundamentals. Compaq Computer (1.00%)* was among the stocks we added in the technology area and we expect Compaq's earnings growth to accelerate.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Global economic upheaval led investors to shun risk in markets around the world. The U.S. stock market was not immune to this as U.S. treasury securities were deemed the only safe haven. Within the domestic stock market, large cap stocks once again outperformed small caps.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The U.S. economy seems to be slowing somewhat due to economic problems overseas. Stock market volatility should continue until these global economic uncertainties are resolved. Given this, the market may place a premium on companies with strong, consistent growth.

                              FUND MANAGERS' REVIEW
                                 IAI GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINT GRAPH]
                                  IAI GROWTH FUND               S&P 500 INDEX
--------------------------------------------------------------------------------
08/06/93                             $10,000                       $10,000
--------------------------------------------------------------------------------
03/31/94                               9,700                        10,142
--------------------------------------------------------------------------------
03/31/95                              10,990                        11,723
--------------------------------------------------------------------------------
03/31/96                              12,970                        15,491
--------------------------------------------------------------------------------
03/31/97                              14,060                        18,580
--------------------------------------------------------------------------------
03/31/98                              19,539                        27,519
--------------------------------------------------------------------------------
09/30/98                              17,147                        25,600
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/98
                                                                Since Inception
                       Six Months**     1 Year        5 Year        8/06/93
--------------------------------------------------------------------------------
IAI GROWTH FUND          (12.24%)        1.97%        10.64%        11.03%
--------------------------------------------------------------------------------
S&P 500 Index             (6.98%)        9.04%        19.91%        19.89%*
--------------------------------------------------------------------------------

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 8/01/93
** NOT ANNUALIZED.


TOP TEN HOLDINGS(1)
                                                               % of Net Assets
                                                              ------------------
  Issue                            Sector                     9/30/98    3/31/98
--------------------------------------------------------------------------------
  Bergen Brunswig Class A          Commercial Services          3.43      2.16
  Waste Management                 Industrial Services          3.36      2.95
  Cendant                          Consumer Services            2.99      3.00
  Tyco International               Producer Manufacturing       2.69      2.92
  General Electric                 Process Industries           2.52      2.46
  FIserv                           Technology Services          2.48      2.23
  Sysco                            Commercial Services          2.16      1.84
  Lexmark International Class A    Producer Manufacturing       2.08      1.80
  American Home Products           Health Technology            2.05        --
  Merck & Company                  Health Technology            2.05      1.23
--------------------------------------------------------------------------------
  TOTAL                                                        25.81     20.59

(1)  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO PRESIDENT'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                              FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND


IAI MIDCAP GROWTH FUND

[PHOTO]
MARK HOONSBEEN, CFA
IAI MIDCAP GROWTH
FUND MANAGER


[BAR CHART]

TOP FIVE COMMON STOCK SECTORS
% OF NET ASSETS AS OF 9/30/98

TECHNOLOGY SERVICES      15.0%
FINANCIAL                12.7%
COMMERCIAL SERVICES      11.4%
ELECTRONIC TECHNOLOGY     9.4%
RETAIL TRADE              9.0%

*PERCENTAGE OF NET ASSETS AS OF 9/30/98


HOW HAS THE FUND PERFORMED?

Amid continuing global financial turmoil, the IAI Midcap Growth Fund lost (12.73%) in the third quarter and (10.91%) over the past six months. Although bear markets are no cause for celebration, we are pleased that we outperformed our primary benchmark, the S&P Midcap Index, which fell (15.17%) and (16.30%) over the same time period. The S&P 500 Index fell (6.98%) for the past six months.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Lexmark International (1.24%)*, a maker of computer printers and supplies, reported very strong earnings and was the largest contributor to the fund's performance. American Power Conversion (2.65%)*, which dominates the market for uninterruptible power systems, was also up sharply. Platinum Technology (2.12%)*, Interim Services (1.70%)*, and Land's End (0.96%)* were the biggest disappointments.

WERE THERE ANY SIGNIFICANT CHANGES?

We initiated positions in several new stocks. In the consumer cyclical area we added Bed Bath & Beyond (1.63%)*, Concord EFS (0.00%)*, and Kohl's Corporation (0.43%)*. In the consumer staples sector we bought Dean's Foods (0.95%)* and Whitman Corporation (0.74%)*. We added Paychex (0.58%)*and Xilinx (0.48%)* in the technology sector.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The recent market sell-off did not change the market leadership in the United States. The largest companies in America continued to outperform midcap stocks. Large-cap stocks lost 10% during the third quarter, as measured by the S&P 500, while midcap stocks fell 14.5% as measured by the S&P Midcap Index.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The average midcap stock has undergone a significant decline in valuation. It is clear that many of our stocks are being priced with quite low expectations for the future. We believe there are bright prospects ahead for the companies in the Fund and positive fundamental news should result in good stock performance.

                             FUND MANAGER'S REVIEW
                             IAI MIDCAP GROWTH FUND


VALUE OF $10,000 INVESTMENT+

[PLOT POINT GRAPH]
                    IAI MIDCAP GROWTH FUND   S&P MIDCAP INDEX    S&P 500 INDEX
--------------------------------------------------------------------------------
04/10/92                  $10,000                $10,000          $10,000
--------------------------------------------------------------------------------
03/31/93                   11,909                 11,617           11,527
--------------------------------------------------------------------------------
03/31/94                   13,862                 12,331           11,693
--------------------------------------------------------------------------------
03/31/95                   16,305                 13,370           13,515
--------------------------------------------------------------------------------
03/31/96                   20,139                 17,179           17,859
--------------------------------------------------------------------------------
03/31/97                   20,768                 19,004           21,420
--------------------------------------------------------------------------------
03/31/98                   25,372                 28,324           31,727
--------------------------------------------------------------------------------
09/30/98                   22,603                 23,707           29,514
--------------------------------------------------------------------------------


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/98
                                                                 Since Inception
                             Six Months**  1 Year      5 Years       4/10/92
--------------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND        (10.91)%     (9.79%)      11.16%       13.42%
--------------------------------------------------------------------------------
S&P Midcap Index              (16.30)%     (6.31%)      13.68%       14.20%*
--------------------------------------------------------------------------------
S&P 500 Index                  (6.98)%      9.04%       19.91%       18.08%*
--------------------------------------------------------------------------------

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92
** NOT ANNUALIZED.


TOP TEN HOLDINGS(1)
                                                              % of Net Assets
                                                           --------------------
  Issue                            Sector                  9/30/98    3/31/98
-------------------------------------------------------------------------------
  America Online                   Technology Services       3.16        --
  Compuware                        Technology Services       2.97      1.36
  BMC Software                     Technology Services       2.91      1.17
  Equifax                          Financial                 2.90      1.44
  American Power Conversion        Producer Manufacturing    2.65      0.80
  Staples                          Retail Trade              2.48      1.05
  SunGard Data Systems             Commercial Services       2.46        --
  Galileo International            Commercial Services       2.43      1.90
  Century Telephone Enterprises    Utilities                 2.37      1.80
  McKesson                         Health Services           2.30        --
-------------------------------------------------------------------------------
  TOTAL                                                     26.63      9.52

(1)  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS


NOTE TO PRESIDENT'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI MIDCAP GROWTH FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND

                               SEPTEMBER 30, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

COMMON STOCKS - 90.9%
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 15.6%
Barnett (b)                                              35,000    $    297,500
Billing Concepts (b)                                     12,400         173,600
Catalina Marketing (b)                                   31,300       1,471,100
G & K Services Class A                                   20,700         970,313
Nielson Media Research (b)                              103,800       1,063,950
Right Management Consultants (b)                         60,000         727,500
Scientific Games (b)                                     46,900         917,480
Valassis Communications (b)                              44,200       1,768,000
                                                                    -----------
                                                                      7,389,443
-------------------------------------------------------------------------------
CONSUMER DURABLES - 2.8%
Aftermarket Technology (b)                               97,400       1,071,400
Oakwood Homes                                            20,700         271,688
                                                                    -----------
                                                                      1,343,088
-------------------------------------------------------------------------------
CONSUMER SERVICES - 7.4%
Apollo Group Class A (b)                                 53,500       1,491,313
Coach USA (b)                                            38,900         960,343
Strayer Education                                        40,250       1,051,531
                                                                    -----------
                                                                      3,503,187
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 12.1%
Artesyn Technologies (b)                                153,452       2,647,047
Black Box (b)                                            58,700       1,423,475
Centennial Cellular Class A (b)                          29,300         937,600
PPT Vision (b)                                           82,200         452,100
Tollgrade Communications (b)                             23,200         301,600
                                                                    -----------
                                                                      5,761,822
-------------------------------------------------------------------------------
ENERGY MATERIALS - 0.9%
Forcenergy (b)                                           69,800         405,713
-------------------------------------------------------------------------------
FINANCIAL - 10.9%
Amerin (b)                                               20,900         394,487
CCC Information Services (b)                            112,600       1,407,500
CMAC Investment                                          31,300       1,361,550

                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
Enhance Financial Services                               38,400    $  1,135,200
Federated Investors Class B                              13,000         186,875
First Commonwealth                                       39,500         459,188
Homegold Financial (b)                                   98,800         197,600
                                                                    -----------
                                                                      5,142,400
-------------------------------------------------------------------------------
HEALTH SERVICES - 4.4%
Cardinal Health (b)                                      10,735       1,108,389
Patterson Dental (b)                                     26,450         978,650
                                                                    -----------
                                                                      2,087,039
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 10.4%
Mentor                                                   76,400         869,050
Perclose (b)                                             28,200         465,300
Respironics (b)                                         115,200       1,296,000
Xomed Surgical Products (b)                              56,100       2,307,113
                                                                    -----------
                                                                      4,937,463
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.6%
Petroleum Geo-Services ADR (b)                           37,200         590,550
Quanta Services (b)                                      32,400         398,925
Service Experts (b)                                      42,500       1,182,031
                                                                    -----------
                                                                      2,171,506
-------------------------------------------------------------------------------
PROCESS INDUSTRIES - 5.1%
AptarGroup                                               20,800         473,200
Flanders                                                112,100         448,400
Minerals Technologies                                     6,200         273,188
Polymer Group (b)                                        95,700         753,637
Schweitzer-Mauduit International                         22,400         487,200
                                                                    -----------
                                                                      2,435,625
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 7.5%
Advanced Lighting Technologies (b)                       47,500         403,750
Danka Business Systems ADR                               14,300          90,269
JLK Direct Distribution Class A (b)                      52,900         568,675
Kennametal                                                6,000         161,625
Watsco                                                   37,950         569,250
Zebra Technologies Class A (b)                           52,400       1,755,400
                                                                    -----------
                                                                      3,548,969
-------------------------------------------------------------------------------
              SEE ACCOMPANYING NOTES TO FUND PORTFOIOS ON PAGE 21
12

                                 FUND PORTFOLIO
                          IAI CAPITAL APPRECIATION FUND

                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
RETAIL TRADE - 2.3%
Heilig-Meyers                                            30,500    $    219,219
Lithia Motors Class A (b)                                23,800         264,775
MSC Industrial Direct Class A (b)                        30,700         614,000
                                                                    -----------
                                                                      1,097,994
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 6.9%
American Management Systems (b)                          60,100       1,645,237
BISYS Group (b)                                          19,100         842,788
PRT Group (b)                                            93,200         372,800
UBICS (b)                                                53,500         394,562
                                                                    -----------
                                                                      3,255,387
===============================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(Cost: $49,523,689) ...........................................    $ 43,079,636
===============================================================================

SHORT-TERM SECURITIES - 9.1%
                                                 Principal            Market
                 Rate          Maturity            Amount            Value (a)
-------------------------------------------------------------------------------
COMMERCIAL PAPER - 9.1%
Associates (FINANCIAL)
                  5.73%         10/01/98         $1,925,000         $ 1,925,000
Duke Power (UTILITIES)
                  5.75          10/01/98          2,370,000           2,370,000
                                                                    -----------
                                                                      4,295,000
===============================================================================
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES
(COST: $4,295,000).............................................    $  4,295,000
===============================================================================
TOTAL INVESTMENTS IN
SECURITIES
(COST: $53,818,689) (e) .......................................    $ 47,374,636
===============================================================================
OTHER ASSETS AND LIABILITIES
(NET) - 0.0%
   ............................................................    $     16,273
===============================================================================
TOTAL NET ASSETS
   ............................................................    $ 47,390,909
===============================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                               SEPTEMBER 30, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)


COMMON STOCKS - 71.7%
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 9.2%
ABR Information Services (b)                             78,800    $  1,078,575
HA-LO Industries (b)                                     24,400         713,700
Profit Recovery Group
   International (b)                                     37,800       1,181,250
Romac International (b)                                  42,400         763,200
Snyder Communications (b)                                22,500         753,750
Sylvan Learning Systems (b)                              41,975         981,165
Wackenhut Corrections (b)                                49,600       1,100,500
                                                                    -----------
                                                                      6,572,140
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 1.0%
Starbucks (b)                                            19,400         702,038
-------------------------------------------------------------------------------
CONSUMER SERVICES - 2.9%
Apollo Group Class A (b)                                 30,450         848,794
Papa John's International (b)                            37,700       1,244,100
                                                                    -----------
                                                                      2,092,894
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 11.0%
Advanced Fibre
   Communications (b)                                    60,808         418,055
Artesyn Technologies (b)                                 40,000         690,000
Inter-Tel                                                32,400         419,175
Micrel (b)                                               38,550       1,021,575
QLogic (b)                                               21,200       1,383,300
Saville Systems ADR (b)                                  46,400         672,800
Sawtek (b)                                               44,100         622,913
Sipex (b)                                                44,500       1,129,188
Uniphase (b)                                             14,200         582,200
Vitesse Semiconductor (b)                                39,300         928,462
                                                                    -----------
                                                                      7,867,668
-------------------------------------------------------------------------------
FINANCIAL - 3.0%
Envoy (b)                                                26,800         586,250
Renters Choice (b)                                       36,200         959,300
United Rentals (b)                                       25,314         605,951
                                                                    -----------
                                                                      2,151,501
-------------------------------------------------------------------------------

                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
HEALTH SERVICES - 9.4%
American Oncology Resources (b)                          71,300    $    721,913
Medical Manager (b)                                      22,900         523,838
NCS HealthCare Class A (b)                               39,700         699,713
Omnicare                                                 38,600       1,360,650
Renal Care Group (b)                                     47,100       1,206,937
Superior Consultant Holdings (b)                         20,900         909,150
Total Renal Care (b)                                     54,433       1,306,391
                                                                    -----------
                                                                      6,728,592
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 8.5%
CardioGenesis (b)                                       210,700         447,738
Curative Health Services (b)                             43,600       1,335,250
Medicis Pharmaceutical Class A (b)                       41,500       1,644,438
MiniMed (b)                                               6,700         442,200
Rexall Sundown (b)                                       45,400         700,863
Watson Pharmaceuticals (b)                               30,300       1,537,724
                                                                    -----------
                                                                      6,108,213
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 0.9%
Rental Service (b)                                       34,800         626,400
-------------------------------------------------------------------------------
RETAIL TRADE - 7.1%
Bed Bath & Beyond (b)                                    57,200       1,337,050
Express Scripts Class A (b)                              18,200       1,496,950
Fastenal                                                 14,800         370,000
Pacific Sunwear of California (b)                        29,100         647,474
Whole Foods Market (b)                                   28,400       1,196,350
                                                                    -----------
                                                                      5,047,824
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 18.7%
Acxiom (b)                                               40,200    $    997,463
Advantage Learning Systems (b)                           10,600         402,800
Aspen Technology (b)                                     23,100         617,925
Cambridge Technology Partners (b)                        23,400         522,113
CBT Group ADR (b)                                        17,100         230,850
Citrix Systems (b)                                       15,550       1,104,050
CSG Systems International (b)                            31,600       1,398,300
Great Plains Software (b)                                28,300       1,337,175
HNC Software (b)                                         39,200       1,592,500
Information Management
   Resources (b)                                         36,300         898,425
International Telecommunication
   Data Systems (b)                                      26,600         771,400
Transaction Systems
   Architects Class A (b)                                35,100       1,246,050
Visio (b)                                                21,400         514,938
Wind River Systems (b)                                   35,500       1,677,374
                                                                    -----------
                                                                     13,311,363
===============================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $50,605,671)............................................    $ 51,208,633
===============================================================================

OTHER SECURITIES - 16.3%
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
COMMON STOCKS - 0.6%
AccessLine Technologies Class A                          41,666    $        417
Aclara BioSciences (b)                                    5,021             804
GalaGen (b)(d)                                          235,309         383,789
PACE Health
   Management Systems (b)(d)                            471,473          26,874
-------------------------------------------------------------------------------
                                                                        411,884
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 12.9%
AccessLine Technologies
   Series A (b)                                          71,420             714
Intellon Series A (b)                                   200,000         372,000
Intellon Series B (b)                                   578,763       1,076,500
Myelos Neurosciences
   Series A (b)(d)                                      500,000         900,000
Myelos Neurosciences
   Series B (b)(d)                                      571,429       1,028,572
Myelos Neurosciences
   Series C (b)(d)                                      277,778         500,000
PACE Health Management
   Systems Series A (b)(d)                            1,125,000         562,500
Tut Systems Series D (b)(d)                             467,092       1,401,276
Tut Systems Series E (b)(d)                             217,391         652,173
Tut Systems Series F (b)(d)                             780,000       2,340,000
Tut Systems Series G (b)(d)                             121,020         363,060
                                                                    -----------
                                                                      9,196,795
-------------------------------------------------------------------------------

                                                      Ownership         Market
                                                    Percentage(c)      Value (a)
-------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 2.7%
Alta Berkeley III, foreign (b)                             1.78%        380,476
South Street Corporate
   Recovery Fund I (b)                                     0.69         109,306
South Street Leveraged
   Corporate Recovery Fund I (b)                           1.65          56,414
Spectrum Equity Investors (b)                              0.92       1,019,984
Vanguard Associates IV (b)                                 1.35         344,222
                                                                    -----------
                                                                      1,910,402
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                            IAI EMERGING GROWTH FUND

                                SEPTEMBER 30, 1998
                                  (UNAUDITED)

OTHER SECURITIES (CONT.)
                                                 Principal            Market
                 Rate          Maturity            Amount            Value (a)
-------------------------------------------------------------------------------
CONVERTIBLE DEBENTURES  0.1%
AccessLine Technologies (b)
                12.00%         01/14/99           $112,000         $     89,600
Air Communications Series B (b)(d)
                10.00          02/28/97            258,332                   --
                                                                   ------------
                                                                         89,600
-------------------------------------------------------------------------------

                                                                        Market
                                                      Quantity (c)     Value (a)
-------------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $11.07, 03/27/01 (d)                               541              --
-------------------------------------------------------------------------------
WARRANTS - 0.0%
AccessLine
   Technologies, $.01, 06/03/99                          10,713              --
AccessLine
   Technologies, $.01, 01/15/00                          20,000              --
AccessLine
   Technologies, $.01, 01/15/03                         775,838               8
GalaGen, $11.07, 06/16/99 (d)                             5,687              --
GalaGen, $11.07, 03/24/00 (d)                             2,256              --
GalaGen, $11.07, 07/09/00 (d)                             1,805              --
GalaGen, $7.00, 01/29/01 (d)                             22,501              --
Intellon, $2.50, 03/23/99                                30,000              --
PACE Health Management
   Systems, $4.12, 01/31/00 (d)                          21,820              --
PACE Health Management
   Systems, $.50, 07/07/02 (d)                          562,500               6
PACE Health Management
   Systems, $3.00, 08/31/05 (d)                          35,000              --
                                                                   ------------
                                                                            14
===============================================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $11,418,791) ...........................................    $ 11,608,695
===============================================================================
TOTAL INVESTMENTS IN
LONG-TERM SECURITIES
(COST: $62,024,462) ...........................................    $ 62,817,328
===============================================================================

SHORT-TERM SECURITIES - 9.2%
                                                 Principal            Market
                 Rate          Maturity            Amount            Value (a)
-------------------------------------------------------------------------------
COMMERCIAL PAPER  9.2%
Associates (FINANCIAL)
                 5.73%         10/01/98       $  2,965,000         $  2,965,000
Duke Power (UTILITIES)
                 5.75          10/01/98          3,610,000            3,610,000
                                                                   ------------
                                                                      6,575,000
===============================================================================
TOTAL INVESTMENTS IN
SHORT-TERM SECURITIES
(COST: $6,575,000).............................................    $  6,575,000
===============================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $68,599,462) (e)........................................    $ 69,392,328
===============================================================================
OTHER ASSETS AND LIABILITIES
(NET) - 2.8%
   ............................................................    $  1,994,944
===============================================================================
TOTAL NET ASSETS
   ............................................................    $ 71,387,272
===============================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND

                               SEPTEMBER 30, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 97.6%
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 8.5%
Bergen Brunswig Class A                                   9,900    $    500,568
Concord EFS (b)                                           4,400         113,575
Galileo International                                     4,700         177,425
SunGard Data Systems (b)                                  4,500         141,750
Sysco                                                    13,400         315,738
                                                                    -----------
                                                                      1,249,056
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 9.1%
Clorox                                                    1,400         115,500
Coca-Cola                                                 3,100         178,637
Colgate-Palmolive                                         2,500         171,250
Dial                                                      7,400         152,625
Gillette                                                  3,100         118,575
Pepsico                                                   4,480         131,880
Philip Morris                                             3,280         151,085
Procter & Gamble                                          2,100         148,969
Wm. Wrigley Jr                                            2,100         159,469
                                                                    -----------
                                                                      1,327,990
-------------------------------------------------------------------------------
CONSUMER SERVICES - 4.6%
Cendant (b)                                              37,578         436,844
Pittston Brink's Group                                    6,900         241,500
                                                                    -----------
                                                                        678,344
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 9.2%
Cisco Systems (b)                                         2,190         135,369
Compaq Computer                                           4,600         145,475
Dell Computer (b)                                         1,200          78,900
EMC Corporation Designs                                   1,470          84,066
Intel                                                     2,000         171,500
International Business Machines                           1,360         174,080
Lucent Technologies                                       1,310          90,472
SBC Communications                                        4,600         204,412
Synopsys (b)                                              7,570         252,176
                                                                    -----------
                                                                      1,336,450
-------------------------------------------------------------------------------

                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
ENERGY MINERALS - 1.1%
British Petroleum ADR                                        10    $        872
Exxon                                                     2,200         154,413
                                                                    -----------
                                                                        155,285
-------------------------------------------------------------------------------
FINANCIAL - 13.5%
American Express                                          1,250          97,031
American International Group                              2,450         188,650
Associates First Capital                                  2,700         176,175
BankAmerica                                               2,500         150,313
Citicorp                                                  1,400         130,113
Equifax                                                   6,700         239,106
Fannie Mae                                                4,100         263,425
MBNA                                                      5,250         150,280
NationsBank (b)                                           1,150          61,525
Norwest                                                   4,440         159,008
State Street                                              3,150         171,872
T. Rowe Price                                             2,580          75,788
Travelers Group (b)                                       2,700         101,250
                                                                    -----------
                                                                      1,964,536
-------------------------------------------------------------------------------
HEALTH SERVICES - 2.6%
ServiceMaster                                             8,850         193,594
United Healthcare                                         5,110         178,850
                                                                    -----------
                                                                        372,444
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 14.6%
Abbott Laboratories                                       5,300         230,219
American Home Products                                    5,720         299,585
Bristol-Myers Squibb                                      2,750         285,656
Eli Lilly & Company                                       1,790         140,179
Johnson & Johnson                                         2,900         226,925
Medtronic                                                 1,400          81,026
Merck & Company                                           2,310         299,289
Pfizer                                                    1,780         188,569
Schering-Plough                                           2,500         258,906
Warner-Lambert                                            1,630         123,065
                                                                    -----------
                                                                      2,133,419
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                                 IAI GROWTH FUND

                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.5%
AES (b)                                                   3,640    $    134,908
Newpark Resources (b)                                    15,300         105,188
Schlumberger ADR                                          1,470          73,959
Waste Management                                         10,190         489,756
                                                                    -----------
                                                                        803,811
-------------------------------------------------------------------------------
PROCESS INDUSTRIES - 4.1%
E.I. du Pont de Nemours                                   2,000         112,250
Ecolab                                                    4,200         119,438
General Electric                                          4,620         367,579
                                                                    -----------
                                                                        599,267
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 5.6%
Lexmark International Class A (b)                         4,380         303,589
Tyco International                                        7,100         392,275
Xerox                                                     1,400         118,650
                                                                    -----------
                                                                        814,514
-------------------------------------------------------------------------------
RETAIL TRADE - 7.4%
Abercrombie & Fitch Class A (b)                           3,400         149,600
Autozone (b)                                              5,000         123,125
Consolidated Stores (b)                                   3,960          77,715
Dollar General                                            6,695         178,254
Home Depot                                                3,700         146,150
Staples (b)                                               7,000         205,625
Wal-Mart Stores                                           3,700         202,113
                                                                    -----------
                                                                      1,082,582
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 6.4%
America Online (b)                                          700          77,875
First Data                                                9,300         218,550
FIserv (b)                                                7,850         361,591
Microsoft(b)                                              2,480         272,955
                                                                    -----------
                                                                        930,971
-------------------------------------------------------------------------------

                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
UTILITIES - 5.4%
AirTouch Communications (b)                               2,100    $    119,700
Ameritech                                                 3,100         146,861
Bellsouth                                                 2,100         158,025
Century Telephone Enterprises                             4,500         212,625
MCI Worldcom (b)                                          3,200         156,400
                                                                    -----------
                                                                        793,611
-------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $13,691,248)............................................    $ 14,242,280
===============================================================================
TOTAL INVESTMENTS IN
SECURITIES
(COST: $13,691,248) (e)........................................    $ 14,242,280
===============================================================================
OTHER ASSETS & LIABILITIES
(NET) 2.4%
   ............................................................    $    343,707
===============================================================================
TOTAL NET ASSETS
   ............................................................    $ 14,585,987
===============================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1998
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 95.8%
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES - 11.4%
Bergen Brunswig Class A (b)                              16,200    $    819,113
Cintas                                                   13,200         661,650
Concord EFS (b)                                           7,000         180,688
Galileo International                                    25,100         947,525
Interim Services (b)                                     32,200         662,112
Paychex                                                   4,400         226,875
SunGard Data Systems (b)                                 30,500         960,750
                                                                    -----------
                                                                      4,458,713
-------------------------------------------------------------------------------
CONSUMER DURABLES - 1.8%
Snap-On                                                  22,500         693,281
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 5.5%
Coca-Cola Enterprises                                    18,700         472,175
Dean Foods                                                8,400         369,600
Dial                                                     35,000         721,875
McCormick & Company                                      19,900         578,344
                                                                    -----------
                                                                      2,141,994
-------------------------------------------------------------------------------
CONSUMER SERVICES - 3.3%
Harte-Hanks Communications                               35,400         792,075
Pittston Brink's Group                                   13,800         483,000
                                                                    -----------
                                                                      1,275,075
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 9.4%
ADC Telecommunications (b)                               11,400         240,825
Analog Devices (b)                                       17,901         287,535
Cadence Design Systems (b)                               26,200         669,738
Linear Technology                                         9,800         490,000
Maxim Integrated Products (b)                            23,000         641,125
Sundstrand                                                7,600         352,450
Synopsys (b)                                             24,100         802,831
Xilinx (b)                                                5,300         185,500
                                                                    -----------
                                                                      3,670,004
-------------------------------------------------------------------------------

                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
FINANCIAL - 12.7%
Aflac                                                    12,400    $    354,175
City National                                            20,000         626,250
Equifax                                                  31,700       1,131,293
Financial Security Assurance                             16,100         784,875
Finova Group                                             12,200         609,237
Mercantile Bankshares                                    20,000         562,500
Old Republic International                               21,700         488,250
T. Rowe Price                                            13,400         393,625
                                                                    -----------
                                                                      4,950,205
-------------------------------------------------------------------------------
HEALTH SERVICES - 7.0%
Health Management Class A (b)                            24,200         441,650
McKesson                                                  9,800         897,925
Quorum Health Group (b)                                  32,900         534,625
ServiceMaster                                            39,450         862,969
                                                                    -----------
                                                                      2,737,169
-------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 5.5%
Biogen (b)                                               11,300         743,681
Hillenbrand Industries                                    8,600         421,400
Stryker                                                   5,100         173,400
         Watson Pharmaceuticals (b)                      16,300         827,225
                                                                    -----------
                                                                      2,165,706
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.1%
AES (b)                                                  20,700         767,194
Waste Management                                         17,000         817,062
                                                                    -----------
                                                                      1,584,256
-------------------------------------------------------------------------------
PROCESS INDUSTRIES - 1.2%
Solutia                                                   7,400         166,963
Whitman                                                  18,100         288,469
                                                                    -----------
                                                                        455,432
-------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                                 FUND PORTFOLIO
                             IAI MIDCAP GROWTH FUND

                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                                        Market
                                                       Quantity        Value (a)
-------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 7.5%
American Power Conversion (b)                            27,400    $  1,032,638
Danaher                                                  16,200         486,000
Federal-Mogul                                            10,300         481,525
Kaydon                                                   17,500         460,469
Lexmark International Class A (b)                         7,000         485,187
                                                                    -----------
                                                                      2,945,819
-------------------------------------------------------------------------------
RETAIL TRADE - 9.0%
Abercrombie & Fitch Class A (b)                          12,100         532,400
Barnes & Noble (b)                                       14,000         378,000
Bed Bath & Beyond (b)                                    27,300         638,138
Dollar General                                           17,125         455,953
Kohl's (b)                                                4,300         167,700
Lands' End (b)                                           20,300         375,550
Staples (b)                                              33,000         969,375
                                                                    -----------
                                                                      3,517,116
-------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 15.0%
America Online (b)                                       11,100       1,234,875
BMC Software (b)                                         18,900       1,135,181
Compuware (b)                                            19,700       1,159,837
FIserv (b)                                               16,600         764,638
Platinum Technology (b)                                  46,000         828,000
Sterling Commerce (b)                                    21,200         734,050
                                                                    -----------
                                                                      5,856,581
-------------------------------------------------------------------------------
UTILITIES - 2.4%
Century Telephone Enterprises                            19,600         926,100
===============================================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $37,047,122) ...............................................$ 37,377,451
===============================================================================


OTHER SECURITIES - 3.4%
                                                                        Market
                                                      Quantity (c)     Value (a)
-------------------------------------------------------------------------------
COMMON STOCK - 0.2%
GalaGen (b) (d)                                          47,398    $     77,306
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 1 8%
Tut Systems Series D (b)(d)                             233,546         700,638
-------------------------------------------------------------------------------

                                                      Ownership         Market
                                                    Percentage(c)      Value (a)
-------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.4%
South Street Leveraged
Corporate Recovery Fund I (b)                              1.10%         37,616
Spectrum Equity Investors (b)                              0.46         509,997
                                                                    -----------
                                                                        547,613
===============================================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $749,892)...............................................    $  1,325,557
===============================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $37,797,014) (e)........................................    $ 38,703,008
===============================================================================
OTHER ASSETS AND LIABILITIES
(NET) - 0.8%...................................................    $    327,277
===============================================================================
TOTAL NET ASSETS...............................................    $ 39,030,285
===============================================================================

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 21

                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at September 30, 1998, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at September 30, 1998, is shown on pages 23-25.

                                       (d)

Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at September 30, 1998. A summary of transactions during the period with affiliated issuers of the Funds follows:

                              IAI EMERGING GROWTH FUND AFFILIATED ISSUERS
-----------------------------------------------------------------------------------------------------------
                                        PURCHASES                   SALES            REALIZED    INVESTMENT
                                 -------------------------------------------------
ISSUER                           QUANTITY        COST        QUANTITY     PROCEEDS  GAIN (LOSS)    INCOME
-----------------------------------------------------------------------------------------------------------
GalaGen Options 05/22/98               --      $     --         4,062      $   --      $   --       $  --
Myelos Neurosciences
  Series C PFD                    277,778      $500,000            --      $   --      $   --       $  --
PACE Health Management
  Systems Warrants 07/07/02            --      $     --        62,500      $   --      $   --       $  --

*SECURITIES THAT WERE AFFILIATED DURING THE SIX MONTH PERIOD ENDING ON 9/30/98
 BUT NOT AT 9/30/98.

                              IAI MIDCAP GROWTH FUND AFFILIATED ISSUERS
-----------------------------------------------------------------------------------------------------------
                                        PURCHASES                   SALES            REALIZED    INVESTMENT
                                 -------------------------------------------------
ISSUER                           QUANTITY        COST        QUANTITY     PROCEEDS  GAIN (LOSS)    INCOME
-----------------------------------------------------------------------------------------------------------
GalaGen Options 05/22/98               --      $     --         1,354      $   --      $   --       $  --

                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                  (UNAUDITED0

                                      (e)

At September 30, 1998, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                        IAI CAPITAL          IAI EMERGING        IAI GROWTH         IAI MIDCAP
                                     APPRECIATION FUND        GROWTH FUND           FUND            GROWTH FUND
---------------------------------------------------------------------------------------------------------------
Cost for federal tax purposes          $ 53,905,168          $ 69,709,899       $ 13,703,347       $37,974,457
                                       =======================================================================

Gross unrealized appreciation          $  5,125,247          $ 11,777,220       $  1,722,242       $ 5,633,728
Gross unrealized depreciation           (11,655,779)          (12,094,791)        (1,183,309)       (4,905,177)
                                       -----------------------------------------------------------------------
Net unrealized
   appreciation (depreciation)         $ (6,530,532)         $   (317,571)      $    538,933        $  728,551
                                       =======================================================================

                             NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

COMMON STOCKS

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
AccessLine Technologies
   Class A                                         06/30/94        $ 209,009
Aclara BioSciences                                 12/30/97               --
GalaGen                                            02/26/93          750,000
                                                   11/29/93          250,099
                                                   06/17/94          351,839
                                                   03/22/95          133,236
                                                   07/07/95          104,684
                                                   12/14/95          124,999
PACE Health Management
   Systems                                         01/11/94          750,000
                                                   01/31/95          201,520
                                                   04/27/95          150,625
                                                   06/20/95           75,000
                                                   09/17/96          637,501

CONVERTIBLE PREFERRED STOCKS

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
AccessLine Technologies
   Series A                                        06/03/94        $ 499,940
Intellon Series A                                  03/24/94          200,163
Intellon Series B                                  04/03/96        1,076,676
Myelos Neurosciences
   Series A                                        07/05/95          500,000
Myelos Neurosciences
   Series B                                        12/06/96        1,000,912
Myelos Neurosciences
   Series C                                        07/15/98          500,000
PACE Health Management
   Systems Series A                                07/07/97          500,264
                                                   08/12/97          250,000
                                                   12/22/97          250,000
                                                   02/19/98          125,000
Tut Systems Series D                               02/17/94          400,293
                                                   04/08/94           20,384
Tut Systems Series E                               12/21/94          250,563
Tut Systems Series F                               07/30/96          975,284
Tut Systems Series G                               12/16/97          363,125

LIMITED PARTNERSHIPS

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
Alta Berkeley III, foreign                         09/25/96        $  46,010
                                                   06/06/97           23,135
                                                   11/05/97           23,398
                                                   07/27/98           22,646
South Street Corporate
   Recovery Fund I                                 10/03/95               --
South Street Leveraged
   Corporate Recovery Fund I                       10/03/95               --

                            NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI EMERGING GROWTH FUND

LIMITED PARTNERSHIPS (CONT.)

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
Spectrum Equity Investors                          02/12/97        $  29,046
                                                   02/26/97           50,000
                                                   05/05/97           40,000
                                                   06/10/97           25,000
                                                   09/30/97           25,000
                                                   12/09/97           20,000
                                                   01/20/98           60,000
                                                   07/24/98           30,000
Vanguard Associates IV                             07/26/96            3,080

CONVERTIBLE DEBENTURES

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
AccessLine
   Technologies 01/14/99                           01/15/97        $ 100,000
                                                   01/15/98           12,000
Air Communications
   Series B 02/28/97                               11/21/95           75,000
                                                   11/30/95           50,000
                                                   02/26/96           50,000
                                                   03/22/96           58,333
                                                   05/21/96           16,666
                                                   06/25/96            8,333

CALL OPTIONS

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
GalaGen 03/27/01                                   12/27/96        $      --
                                                   12/26/97               --

WARRANTS

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
AccessLine Technologies
   06/03/99                                        06/03/94        $      --
AccessLine Technologies
   01/15/00                                        01/15/97               --
AccessLine Technologies
   01/15/03                                        01/15/98               --
GalaGen 06/16/99                                   12/05/94               --
GalaGen 03/24/00                                   04/13/95               --
GalaGen 07/09/00                                   07/07/95               --
GalaGen 01/29/01                                   01/30/96               --
                                                   03/27/97               --
Intellon 03/23/99                                  04/12/94               --
PACE Health Management
   Systems 01/31/00                                03/30/95               --
PACE Health Management
   Systems 07/07/02                                07/07/97               --
                                                   08/12/97               --
                                                   12/22/97               --
                                                   02/19/98               --
PACE Health Management
   Systems 08/31/05                                01/16/96               28

                             NOTES TO FUND PORTFOLIOS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI MIDCAP GROWTH FUND

COMMON STOCK

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
GalaGen                                            02/26/93        $ 250,000
                                                   11/29/93          150,027

CONVERTIBLE PREFERRED STOCK

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
Tut Systems Series D                               02/17/94        $ 200,147
                                                   04/08/94           10,192

LIMITED PARTNERSHIPS

Security                                       Acquisition Date       Cost
-------------------------------------------------------------------------------
South Street Leveraged
   Corporate Recovery
   Fund I                                          10/03/95        $      --
Spectrum Equity Investors                          02/12/97           14,526
                                                   02/26/97           25,000
                                                   05/05/97           20,000
                                                   06/10/97           12,500
                                                   09/30/97           12,500
                                                   12/09/97           10,000
                                                   01/20/98           30,000
                                                   07/24/98           15,000

                      STATEMENTS OF ASSETS AND LIABILITIES
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                                                 IAI CAPITAL
                                                                              APPRECIATION FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $53,818,689, $59,675,774, $13,691,248, and
        $37,186,648, respectively)                                              $ 47,374,636
Investments in securities of affiliated issuers, at market
    (Cost: $0, $8,923,688, $0 and $610,366, respectively)                                 --
                                                                                ------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                         47,374,636

Cash in bank on demand deposit                                                        85,390
Receivable for investment securities sold                                            222,379
Receivable for Fund shares sold                                                       83,924
Dividends and accrued interest receivable                                              4,979
                                                                                ------------
    TOTAL ASSETS                                                                  47,771,308
                                                                                ------------

LIABILITIES
Payable for investment securities purchased                                          379,799
Other accrued expenses                                                                   600
                                                                                ------------
    TOTAL LIABILITIES                                                                380,399
                                                                                ------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                          $ 47,390,909
                                                                                ============

Represented by:
Capital stock                                                                   $     41,098
Additional paid-in capital                                                        50,099,216
Undistributed (overdistributed) net investment income                               (294,958)
Accumulated net realized gains                                                     3,989,606
                                                                                   4,588,396
Unrealized appreciation (depreciation) on:                                        (6,444,053)
                                                                                ------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK     $ 47,390,909
                                                                                ============

    SHARES OF CAPITAL STOCK OUTSTANDING;                                           4,109,769
                                                                                ------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                      $      11.53
                                                                                ============

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

 IAI EMERGING      IAI GROWTH         IAI MIDCAP
 GROWTH FUND          FUND           GROWTH FUND
-----------------------------------------------

$ 61,234,078     $ 14,242,280      $ 37,925,064

   8,158,250               --           777,944
-----------------------------------------------
  69,392,328        14,242,28        38,703,008

     145,265          333,783            30,908
          --               --           667,116
   1,850,100               --               209
         748           10,974            13,189
-----------------------------------------------
  71,388,441       14,587,037        39,414,430
-----------------------------------------------



          --               --           383,365
       1,169            1,050               780
-----------------------------------------------
       1,169            1,050           384,145
-----------------------------------------------
$ 71,387,272     $ 14,585,987      $ 39,030,285
===============================================


$     60,215     $     14,423      $     32,515
  54,873,919       12,553,094        33,757,692
     637,239)         (18,751)         (254,312)
  16,297,511        1,486,189         4,588,396

      792,86          551,032           905,994
-----------------------------------------------
$ 71,387,272     $ 14,585,987      $ 39,030,285
===============================================


   6,021,457        1,442,282         3,251,512
-----------------------------------------------
$      11.86     $      10.11      $      12.00
===============================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

                            STATEMENTS OF OPERATIONS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                       SIX MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)

                                                                             IAI CAPITAL
                                                                          APPRECIATION FUND
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME
       Dividends (net of foreign income taxes withheld
           of $1,440, $0, $626, $0, respectively)                            $     44,908
       Interest                                                                    59,535
                                                                             ------------
           TOTAL INCOME                                                           104,443
                                                                             ------------

    EXPENSES
       Management fees                                                            397,632
       Compensation of Directors                                                    5,497
       Interest                                                                     1,769
       Other Expenses                                                                  --
                                                                             ------------
           TOTAL EXPENSES                                                         404,898
           Less fees reimbursed by Advisers                                        (5,497)
                                                                             ------------
           NET EXPENSES                                                           399,401
                                                                             ------------
           NET INVESTMENT INCOME                                                 (294,958)
                                                                             ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on investments                                  4,076,499
    Net change in unrealized appreciation or depreciation on investments      (21,150,888)
                                                                             ------------
              NET LOSS ON INVESTMENTS                                         (17,074,389)
                                                                             ============
              NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(17,369,347)
                                                                             ============



           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

IAI EMERGING           IAI GROWTH           IAI MIDCAP
 GROWTH FUND                 FUND          GROWTH FUND
------------------------------------------------------

$      3,196         $     66,223         $    148,872
     127,720               13,618               12,133
------------------------------------------------------
     130,916               79,841              161,005
------------------------------------------------------


     728,796               96,735              382,401
      10,487                1,408                5,686
       4,180                1,857               32,391
       1,050                   --                  525
------------------------------------------------------
     744,513              100,000              421,003
     (10,487)              (1,408)              (5,686)
------------------------------------------------------
     734,026               98,592              415,317
------------------------------------------------------
    (603,110)             (18,751)            (254,312)
------------------------------------------------------


  14,945,380            1,498,532            4,766,232
 (38,357,104)          (2,964,640)         (10,124,032)
------------------------------------------------------
 (23,411,724)          (1,466,108)          (5,357,800)
=======================================================
$(24,014,834)        $ (1,484,859)        $ (5,612,112)
=======================================================

           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

                       STATEMENTS OF CHANGES IN NET ASSETS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND

                                                                                       IAI CAPITAL
                                                                                     APPRECIATION FUND

                                                                              Six months            Year
                                                                                ended               ended
                                                                          September 30, 1998   March 31, 1998
-------------------------------------------------------------------------------------------------------------
OPERATIONS                                                                    (UNAUDITED)
    Net investment income (loss)                                             $   (294,958)     $   (601,123)
    Net realized gains                                                          4,076,499        14,774,185
    Net change in unrealized appreciation or depreciation                     (21,150,888)       11,643,382
                                                                             ------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        (17,369,347)       25,816,444
                                                                             ------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                              --                --
    Net realized gains                                                         (6,234,189)       (6,983,032)
                                                                             ------------------------------
       TOTAL DISTRIBUTIONS                                                     (6,234,189)       (6,983,032)
                                                                             ------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Net proceeds from sale of shares                                           29,293,641        76,384,918
    Net asset value of shares issued in reinvestment
       of distributions                                                         5,984,845         6,824,703
    Cost of shares redeemed                                                   (30,238,786)      (80,318,678)
                                                                             ------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        5,039,700         2,890,943
                                                                             ------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                                (18,563,836)       21,724,355

NET ASSETS AT BEGINNING OF PERIOD                                              65,954,745        44,230,390
                                                                             ------------------------------

NET ASSETS AT END OF PERIOD                                                  $ 47,390,909      $ 65,954,745
                                                                             ==============================
    INCLUDING UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME OF:      $   (294,958)     $         --
                                                                             ==============================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

              IAI EMERGING                                IAI GROWTH                                IAI MIDCAP
               GROWTH FUND                                   FUND                                   GROWTH FUND

    Six months               Year             Six months              Year               Six months               Year
      ended                 ended               ended                 ended                 ended                 ended
September 30, 1998     March 31, 1998     September 30, 1998      March 31, 1998     September 30, 1998       March 31, 1998
----------------------------------------------------------------------------------------------------------------------------
   (UNAUDITED)                                (UNAUDITED)                                (UNAUDITED)
$    (603,110)        $  (3,352,226)        $     (18,751)        $      (2,723)        $    (254,312)        $    (511,505)
   14,945,380            93,330,632             1,498,532             1,684,652             4,766,232            21,222,615
  (38,357,104)            6,603,890            (2,964,640)            2,793,529           (10,124,032)              744,507
----------------------------------------------------------------------------------------------------------------------------
  (24,014,834)           96,582,296            (1,484,859)            4,475,458            (5,612,112)           21,455,617
----------------------------------------------------------------------------------------------------------------------------


           --                    --                    --                    --                    --                    --
  (21,831,642)          (46,166,939)             (881,532)           (1,608,253)           (9,335,203)          (24,195,975)
----------------------------------------------------------------------------------------------------------------------------
  (21,831,642)          (46,166,939)             (881,532)           (1,608,253)           (9,335,203)          (24,195,975)
----------------------------------------------------------------------------------------------------------------------------


  145,639,268           205,116,691             9,867,066             6,469,281            15,086,437            45,519,092

   21,065,675            45,784,112               874,897             1,597,042             8,877,673            23,058,343
 (211,383,158)         (526,509,273)           (8,564,098)           (7,905,828)          (52,591,341)         (111,491,235)
----------------------------------------------------------------------------------------------------------------------------
  (44,678,215)         (275,608,470)            2,177,865               160,495           (28,627,231)          (42,913,800)
----------------------------------------------------------------------------------------------------------------------------
  (90,524,691)         (225,193,113)             (188,526)            3,027,700           (43,574,546)          (45,654,158)

  161,911,963           387,105,076            14,774,513            11,746,813            82,604,831           128,258,989
----------------------------------------------------------------------------------------------------------------------------

$  71,387,272         $ 161,911,963         $  14,585,987         $  14,774,513         $  39,030,285         $  82,604,831
============================================================================================================================
$    (637,239)        $     (34,129)        $     (18,751)        $          --         $    (254,312)        $          --
============================================================================================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 36

                              FINANCIAL HIGHLIGHTS
                          IAI CAPITAL APPRECIATION FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                   Six months               Years ended March 31,          Period from
                                                     ended                 -----------------------      February 1, 1996+
                                               September 30, 1998          1998               1997      to March 31, 1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                   (UNAUDITED)
    Beginning of period                            $ 17.96                $ 13.49          $   11.24         $ 10.00
                                                 ------------------------------------------------------------------------

OPERATIONS
    Net investment income (loss)                     (0.07)                 (0.16)             (0.09)             --
    Net realized and unrealized gains (losses)       (4.55)                  6.77               2.79
                                                                                                                1.24
                                                 ------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                         (4.62)                  6.61               2.70            1.24
                                                 ------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains                               (1.81)                 (2.14)             (0.41)             --
    Tax return of capital                               --                     --              (0.04)             --
                                                 ------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                           (1.81)                 (2.14)             (0.45)             --
                                                 ------------------------------------------------------------------------

NET ASSET VALUE
    End of period                                  $ 11.53                $ 17.96             $ 3.49         $ 11.24
                                                 ========================================================================

Total investment return *                           (27.93%)                52.46%             23.68%          12.40%

Net assets at end of period (000's omitted)        $47,391                $65,955            $44,230         $ 9,411


RATIOS
    Expenses to average net assets
       (including interest expense)**                 1.41%***               1.43%              1.26%           1.25%***
    Expenses to average net assets
       (excluding interest expense)**                 1.40%***               1.40%              1.25%           1.25%***
    Net investment income (loss)
       to average net assets**                       (1.04%)***             (0.95%)            (0.80%)          0.23%***
    Average brokerage commission rate****          $  0.0595                $0.0595            $0.0576           n/a
    Portfolio turnover rate
       (excluding short-term securities)              29.8%                  75.6%             132.5%            1.2%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** THE FUND'S ADVISER VOLUNTARILY WAIVED $54,841 AND $827 IN EXPENSES FOR THE YEAR ENDED MARCH 31, 1997 AND THE PERIOD ENDED MARCH 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.40% AND 1.40%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN (.95%) AND .08%, RESPECTIVELY.

***  ANNUALIZED

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE.

+    COMMENCEMENT OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                            IAI EMERGING GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                Six months                            Years ended March 31,
                                                   ended       ------------------------------------------------------------------
                                            September 30, 1998    1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                 (UNAUDITED)
   Beginning of period                           $   18.11     $   15.85     $   24.08     $   15.83     $   15.20     $   13.47
                                                 ---------------------------------------------------------------------------------

OPERATIONS
   Net investment income (loss)                      (0.10)        (0.18)+       (0.20)        (0.09)        (0.07)        (0.10)
   Net realized and unrealized gains (losses)        (3.26)         5.07         (4.52)         8.77          1.42          2.18
                                                 ---------------------------------------------------------------------------------
      TOTAL FROM OPERATIONS                          (3.36)         4.89         (4.72)         8.68          1.35          2.08
                                                 ---------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                (2.89)        (2.63)        (3.51)        (0.43)        (0.72)        (0.35)
                                                 ---------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                            (2.89)        (2.63)        (3.51)        (0.43)        (0.72)        (0.35)
                                                 ---------------------------------------------------------------------------------

NET ASSET VALUE
   End of period                                 $   11.86     $   18.11     $   15.85     $   24.08     $   15.83     $   15.20
                                                 =================================================================================

Total investment return*                            (21.70%)       33.37%       (22.97%)       55.20%        10.23%        15.43%

Net assets at end of period (000's omitted)      $  71,387     $ 161,912     $ 387,105     $ 653,888     $ 342,874     $ 225,510


RATIOS
   Expenses to average net assets
       (including interest expense)                   1.26%***      1.25%         1.20%         1.24%         1.25%         1.25%
   Expenses to average net assets
       (excluding interest expense)                   1.25%***      1.24%         1.19%         1.24%         1.25%         1.25%
   Net investment income (loss)
      to average net assets                          (1.03%)***    (0.98%)       (0.75%)       (0.52%)       (0.54%)       (0.77%)
   Average brokerage commission rate**           $    0.0575     $  0.0554     $  0.0571         n/a           n/a           n/a
   Portfolio turnover rate
      (excluding short-term securities)              10.9%         41.0%         49.5%         62.8%         58.1%         76.3%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE.

***  ANNUALIZED

+    CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE YEAR.

                              FINANCIAL HIGHLIGHTS
                                 IAI GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                                        Years ended
                                              Six months               ended March 31,             Period from       Period from
                                                ended       -----------------------------------  Aug. 1, 1994 to   Aug. 6, 1993***
                                          September 30, 1998   1998         1997         1996    March 31, 1995+   to July 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                              (UNAUDITED)
    Beginning of period                        $  12.17     $   9.92     $  11.89     $  10.95      $   9.87           $  10.00
                                          -----------------------------------------------------------------------------------------

OPERATIONS
    Net investment income (loss)                  (0.01)          --        (0.03)          --          0.04               0.01
    Net realized and
       unrealized gains (losses)                  (1.39)        3.59         1.02         1.93          1.07              (0.13)
                                          -----------------------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                      (1.40)        3.59         0.99         1.93          1.11              (0.12)
                                          -----------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                            --           --           --        (0.03)        (0.03)             (0.01)
    Net realized gains                            (0.66)       (1.34)       (2.96)       (0.96)           --                 --
                                          -----------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                        (0.66)       (1.34)       (2.96)       (0.99)        (0.03)             (0.01)
                                          -----------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                              $  10.11     $  12.17     $   9.92     $  11.89      $  10.95           $   9.87
                                          =========================================================================================

Total investment return*                         (12.24%)      38.96%        8.42%       18.01%        11.24%             (1.21%)

Net assets at end of period (000's omitted)    $ 14,586     $ 14,775     $ 11,747     $ 17,079      $ 26,794           $ 14,408


RATIOS
    Expenses to average net assets
       (including interest expense)                1.27%**      1.25%        1.27%        1.25%         1.25%**            1.25%**
    Expenses to average net assets
       (excluding interest expense)                1.25%**      1.25%        1.25%        1.25%         1.25%**            1.25%**
    Net investment income (loss) to average
       net assets                                 (0.24%)**    (0.02%)      (0.25%)      (0.04%)        0.61%**            0.16%**
    Average brokerage commission rate****      $   0.0599     $ 0.0593     $ 0.0588        n/a           n/a                n/a
    Portfolio turnover rate
       (excluding short-term securities)          60.8%        87.3%       134.2%        92.8%         68.7%             105.4%

* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

**   ANNUALIZED

***  COMMENCEMENT OF OPERATIONS

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE.

+    REFLECTS FISCAL YEAR END CHANGE FROM JULY 31 TO MARCH 31.

                              FINANCIAL HIGHLIGHTS
                             IAI MIDCAP GROWTH FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                     Six months                         Years ended March 31,
                                       ended        -----------------------------------------------------------
                                 September 30, 1998    1998         1997        1996        1995         1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                     (UNAUDITED)
   Beginning of period                $ 15.91       $  16.68     $  17.70     $ 15.35      $ 13.67      $ 11.88
                                                    -----------------------------------------------------------

OPERATIONS

   Net investment income (loss)         (0.08)         (0.10)       (0.08)      (0.05)       (0.04)       (0.04)
   Net realized and unrealized
      gains (losses)                    (1.37)          3.34         0.68        3.50         2.35         1.99
                                                    -----------------------------------------------------------
      TOTAL FROM OPERATIONS             (1.45)          3.24         0.60        3.45         2.31         1.95
                                                    -----------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net realized gains                   (2.46)         (4.01)       (1.62)      (1.10)       (0.63)       (0.16)
                                                    -----------------------------------------------------------
      TOTAL DISTRIBUTIONS               (2.46)         (4.01)       (1.62)      (1.10)       (0.63)       (0.16)
                                                    -----------------------------------------------------------

NET ASSET VALUE

   End of period                      $ 12.00       $  15.91     $  16.68     $ 17.70      $ 15.35      $ 13.67
                                                    ===========================================================

Total investment return*               (10.91%)        22.21%        3.12%      23.51%       17.63%       16.40%

Net assets at end of period
   (000's omitted)                    $39,030       $  82,605    $128,259     $122,375     $ 88,075     $ 56,618

RATIOS

   Expenses to average net assets
      (including interest expense)       1.36%***       1.26%        1.25%       1.25%       1.25%         1.25%
   Expenses to average net assets
      (excluding interest expense)       1.25%***       1.25%        1.25%       1.25%       1.25%         1.25%
   Net investment income (loss)
      to average net assets             (0.83%)***     (0.48%)      (0.47%)     (0.36%)     (0.33%)       (0.45%)
   Average brokerage commission rate**  $0.0599      $  0.0595   $   0.0593        n/a         n/a           n/a
   Portfolio turnover rate
      (excluding short-term securities) 52.6%         106.8%        72.4%       29.8%        51.3%        49.7%

 * TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.

 ** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE.

 *** ANNUALIZED

                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Capital Appreciation Fund (Capital Appreciation Fund), IAI Emerging Growth Fund (Emerging Growth Fund) and IAI Midcap Growth Fund (Midcap Growth
Fund) are separate portfolios of IAI Investment Funds VI, Inc. and IAI Growth Fund (Growth Fund) is a separate portfolio of IAI Investment Funds II, Inc. The Funds have an overall objective of long-term appreciation through investment in equity securities.

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such procedures consider various factors including, but not limited to, the cost of the security at date of purchase, the current financial statements of the issuer and special reports prepared by analysts, the size of the position held, recent purchases or sales of securities of the company, prices and public trading activity of comparable companies, the nature and duration of restrictions on disposition, pending public offerings with respect to the security, changes in economic conditions and industry developments affecting the issuer, and other relevant matters. Restricted securities represent $11,608,695 (16.3% of net assets) for Emerging Growth Fund and $1,325,557 (3.4% of net assets) for Midcap Growth Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into future and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchased cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Emerging Growth Fund elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended March 31, 1998, reduced accumulated net realized gains for tax purposes. As a result of this, a reclassification has been made on the statement of assets and liabilities to decrease accumulated net realized gains on investments by $28,999,125 and increase additional paid-in-capital by $28,999,125.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

For federal income tax purposes, it is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

At September 30, 1998, Capital Appreciation Fund, Emerging Growth Fund, Growth Fund, and Midcap Growth Fund had available lines of credit of $8,521,000, $15,000,000, $2,141,000 and $13,332,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at September 30, 1998.

LIMITED PARTNERSHIP COMMITMENTS

At September 30, 1998, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:

LIMITED PARTNERSHIP INVESTMENT COMMITMENTS
-------------------------------------------------------------------------------
                                      EMERGING GROWTH FUND   MIDCAP GROWTH FUND
-------------------------------------------------------------------------------
Alta Berkeley III L.P.                      $10,000               $    --
Spectrum Equity Investors L.P.               46,000                23,000
-------------------------------------------------------------------------------
Total commitments                           $56,000               $23,000
===============================================================================

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

[3] FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% (1.40% for Capital Appreciation Fund) declining to 1.10% (1.30% for Capital Appreciation Fund and 1.00% for Growth Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

                         NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

[4] CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                          CAPITAL                               EMERGING
                                       APPRECIATION                              GROWTH
                                          FUND                                    FUND
------------------------------------------------------------------------------------------------------
                                Six months         Year ended          Six months          Year ended
                                   ended            March 31,             ended             March 31,
                            September 30, 1998        1998         September 30, 1998         1998
-------------------------------------------------------------------------------------------------------
SOLD                            2,122,230           4,709,044           9,774,460          11,368,673
ISSUED FOR REINVESTED
  DISTRIBUTIONS                   405,752             462,378           1,424,319           2,869,019

REDEEMED                       (2,090,106)         (4,778,911)        (14,119,965)        (29,722,685)
                               -----------------------------------------------------------------------
INCREASE (DECREASE) IN
SHARES OUTSTANDING                437,876             392,511          (2,921,186)        (15,484,993)
                               =======================================================================

                                                                                   MIDCAP
                                            GROWTH                                 GROWTH
                                             FUND                                   FUND
------------------------------------------------------------------------------------------------------
                                Six months         Year ended          Six months          Year ended
                                   ended            March 31,             ended             March 31,
                            September 30, 1998        1998         September 30, 1998         1998
------------------------------------------------------------------------------------------------------
SOLD                              894,142            595,955            1,038,019           2,743,761
ISSUED FOR REINVESTED
  DISTRIBUTIONS                    74,906            153,446              653,250           1,514,052

REDEEMED                         (740,404)          (720,053)          (3,630,701)         (6,754,986)
                               -----------------------------------------------------------------------
INCREASE (DECREASE) IN
  SHARES OUTSTANDING              228,644             29,348           (1,939,432)         (2,497,173)
                               =======================================================================

                         NOTES TO FINANCIAL STATEMENTS
            IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND,
                    IAI GROWTH FUND, IAI MIDCAP GROWTH FUND


                               SEPTEMBER 30, 1998
                                   (UNAUDITED)

[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 1998, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                         Purchases               Sales
--------------------------------------------------------------------------
  CAPITAL APPRECIATION FUND            $ 16,115,803          $  21,833,116
  EMERGING GROWTH FUND                 $ 11,935,483          $  90,183,318
  GROWTH FUND                          $ 10,139,283          $   8,780,367
  MIDCAP GROWTH FUND                   $ 29,252,430          $  66,383,409

RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at September 30, 1998, are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid. Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                           SECONDARY
IAI FUND                    PRIMARY OBJECTIVE              OBJECTIVE             PORTFLIO COMPOSITION
 ...................................................................................................................................
IAI INTERNATIONAL FUND      Capital Appreciation           Income                Equity securities of non-U.S. companies
----------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND    Capital Appreciation           --                    Common stocks of small- to medium-sized
                                                                                 emerging growth companies
----------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                 Capital Appreciation            --                   Common stocks of small- to medium-sized
APPRECIATION FUND                                                                growth companies
----------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND      Capital Appreciation           --                    Common stocks of medium-sized growth companies
----------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND           Capital Appreciation           --                    Common stocks of Upper Midwest companies

----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND             Capital Appreciation           --                    Common stocks with potential for above-average
                                                                                 growth and appreciation
----------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND              Capital Appreciation           --                    Common stocks which are considered to be
                                                                                 undervalued
----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND  Capital Appreciation           Income                Common stocks with potential for long-term
                                                                                 appreciation, and common stocks that are expected
                                                                                 to produce income
----------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND           Total Return                   Income                Common stocks, investment-grade bonds and
                            [CAPITAL APPRECIATION + INCOME]                      short-term instruments
----------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND               Income                         Capital Preservation  Investment-grade bonds

----------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND       Stability/Liquidity            Income                The portfolio's average dollar-weighted maturity
                                                                                 is less than 90 days, investing in high quality,
                                                                                 money market securities
----------------------------------------------------------------------------------------------------------------------------------

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



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


                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


      P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700